UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2021

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California (Address of principal executive offices)	92660 (Zip Code)

(949) 345-8080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants, each exercisable for one tenth (1/10th) share of Common Stock at an exercise price of $1.15 per one tenth (1/10th) share	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

As described in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on November 23, 2020 (the “Proxy Statement”), upon consummation of that certain Agreement and Plan of Merger dated August 31, 2020, by and among LF Capital Acquisition Corp., LFCA Merger Sub, Inc., Landsea Homes Incorporated, and Landsea Holdings Corporation, on January 7, 2021, the Company assumed certain off-balance sheet arrangements with respect to its unconsolidated joint ventures and certain land banking arrangements. The information set forth in the section entitled “Landsea’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Off-Balance Sheet Arrangements,” beginning on pages 197 and 219 of the Proxy Statement, is incorporated by reference herein.

Item 5.05 Amendments to the Registrant’s Code of Ethics

On January 7, 2021, the board of directors of the Company adopted the Code of Business Conduct and Ethics (the “Code”) to, among other things, (i) promote honest and ethical conduct, including the ethical handling of actual, potential or perceived conflicts of interest; (ii) promote the full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, as well as in other public communications made by or on behalf of the Company; (iii) promote compliance with all applicable governmental laws, rules and regulations; (iv) deter wrongdoing; (v) encourage prompt internal reporting of breaches of, and accountability for adherence to, the Code; (vi) promote an environment with zero tolerance with respect to discrimination and sexual harassment and to respond promptly to any instances of discrimination or sexual harassment; and (vii) appoint the chair of the audit committee of the board of directors of the Company as the contact point for any complaints by employees or vendors.

The foregoing description of the Code is not complete and is qualified in its entirety by reference to the complete text of Code, a copy of which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 7, 2021, the Company issued a press release announcing the consummation of the business combination between LF Capital Acquisition Corp. and Landsea Homes, which is included in this Report as Exhibit 99.1.

The newly-reconstituted audit committee of the board of directors has not yet determined which independent registered public accounting firm will be engaged as the auditor of the Company.

EXHIBIT INDEX

Exhibit Number	Description

14.1	Code of Business Conduct and Ethics of Landsea Homes Corporation.
99.1	Joint Press Release issued by Landsea Homes and LF Capital Acquisition Corp. on January 7, 2021.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2021	Landsea Homes Corporation

	By:	/s/ John Ho
	Name:	John Ho
	Title:	Chief Executive Officer

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